Fair Value Measurements - Summary of Roll Forward of the Company's Level 3 Instrument (Detail) - XL Hybrids, Inc [Member] $ in Thousands	Sep. 30, 2020 USD ($)
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Reduce derivative liability for extinguishment of convertible notes payable	$ (1,349)
Increase derivative liability for issuance of convertible notes payable	2,382
Fair value adjustments- Derivatives	3,532
Fair value adjustments- Contingent consideration	$ 679